Exhibit 99.2

OFFICERS' CERTIFICATE

of

TVN FINANCE CORPORATION III AB (PUBL)

c/o TVN S.A. ul. Wiertnicza 166, 02-952 Warszawa, Republic of Poland

October 16, 2015

(Regulation S Notes: Common Code 095467466, ISIN XS0954674668)*

(Rule 144A Notes: Common Code 095467458, ISIN XS0954674585)*

The Bank of New York Mellon, London Branch

One Canada Square

London E14 5AL

United Kingdom

Attention: Manager, Trustee Administration

Reference is hereby made to:

(i)

the indenture dated September 16, 2013 among, inter alios, TVN Finance Corporation III AB (publ) (the Issuer), TVN S.A., TVN Media Sp. z.o.o., TVN Online Investments Holding B.V., Mango Media Sp. z o.o. and The Bank of New York Mellon, London Branch (the Trustee) (as so amended or supplemented, the Indenture) pursuant to which the Issuer has issued €430,000,000 of its 7.375% senior notes due 2020;

(ii)	the relevant Global Notes dated September 16, 2013; and
(iii)

the notice (provided by the Issuer pursuant to Sections 3.4 and 11.1 of the Indenture) of partial redemption by the Issuer of €43,000,000 of its 7.375% senior notes due 2020, dated October 16, 2015 (the Redemption Notice), the form and substance of which is provided to the Trustee by the Issuer in Annex A hereto.

Capitalized terms used herein and not otherwise defined shall have the respective meanings set out in the Indenture, as applicable.

Pursuant to Section 3.4 of the Indenture, the Issuer hereby requests the Trustee give notice of the redemption in the form of Annex A hereto in the Issuer's name and at its expense on October 16, 2015, unless the Issuer notifies the Trustee prior to such date and requests that no such notice of redemption is given. The Issuer hereby confirms the following information relating to the partial redemption of some its Notes:

The redemption date shall be November 16, 2015 (the Redemption Date).

The record date shall be November 13, 2015 (the Record Date).

The Notes are to be redeemed according to paragraph 7(d) of each relevant Global Note, which prior to December 15, 2016, entitles the Issuer during each 12-month period commencing with the Issue Date to redeem up to 10% of the original principal amount of the Notes.

The Notes will be redeemed at a redemption price (the Redemption Price) of 103% of the principal amount of each Note to be redeemed plus accrued and unpaid interest on such Note up to, but excluding, the Redemption Date, and Additional Amounts, if any, in an amount of €106,093.40 for each €100,000 Note.

The redemption amount will be €43,000,000 and the Registrar will adjust the Global Notes such that the aggregate principal amount of Notes outstanding following the redemption will be €344,000,000.

The Notes to be redeemed will be selected in accordance with the applicable procedures of Euroclear and Clearstream, provided, however, that no Note of €100,000 in aggregate principal amount or less shall be redeemed in part.

Unless the Issuer defaults in making such redemption payment, interest on the Notes called for redemption shall cease to accrue on and after the Redemption Date and the only remaining right of the holders of such Notes is to receive payment of the Redemption Price upon surrender to the Principal Paying Agent of the Notes redeemed.

Payment of the Redemption Price will only be made upon presentation and surrender of the Notes to the Principal Paying Agent at the place set forth below:

Principal Paying Agent

The Bank of New York Mellon

One Canada Square

London E14 5AL

United Kingdom

Facsimile: +44 20 7964 2536

Attention: Corporate Trust Administration

With respect to the 35 day notice period set forth in Section 3.4 of the Indenture, the Issuer requests that the Trustee consent to a notice period of 30 days before the Redemption Date.

Pursuant further to Sections 3.4, 11.3 and 11.4 of the Indenture and in connection with the foregoing, the undersigned, as Officers of the Issuer, do hereby certify on behalf of the lssuer and not in their individual capacities as follows:

(1)

We have reviewed an original or a copy, certified or otherwise identified to our satisfaction, of the Indenture (and in particular, Articles III and XI of the Indenture and the definitions related thereto), the relevant Global Notes and the Redemption Notice.

(2)

We have also made such other examination or investigation as is necessary to enable us to express an informed opinion as to whether or not the Redemption Notice complies with the terms of the Indenture and the relevant Global Notes.

(3)

Based upon the investigation described above, we are of the opinion that the delivery of the Redemption Notice complies with the terms of the Indenture, the relevant Global Notes and all conditions precedent and covenants provided for in the Indenture and the relevant Global Notes relating to the delivery of the Redemption Notice have been satisfied.

* The Common Code and ISIN numbers are included solely for the convenience of the Trustee. The Issuer is not responsible for the use or selection of these numbers, nor is any representation made as to the correctness or accuracy of such numbers printed on the Notes or as listed in this notice of redemption. Reliance may be placed only on other identification numbers printed on the Notes.

IN WITNESS WHEREOF, we have executed this Officers' Certificate as of the date first set forth above.

TVN FINANCE CORPORATION III AB (PUBL)

By:	/s/ Edgar Vogg
Edgar Vogg, Director

By:	/s/ Ole Sorensen
Ole Sorensen, Director

By:	/s/ Piotr Jastrzebski
Piotr Jastrzebski, Director

Annex A

[Final Notice]

TVN FINANCE CORPORATION III AB (PUBL)

NOTICE OF PARTIAL REDEMPTION OF

€430,000,000 7.375% Senior Notes due 2020 (the Notes)

(Regulation S Notes: Common Code 095467466, ISIN XS0954674668)*

(Rule 144A Notes: Common Code 095467458, ISIN XS0954674585)*

Reference is hereby made to the indenture dated September 16, 2013 (as supplemented, amended or modified from time to time, the Indenture), by, among others, TVN Finance Corporation III AB (publ) (the Issuer), TVN S.A., TVN Media Sp z.o.o., TVN Online Investments Holding B.V., Mango Media Sp. z o.o. and The Bank of New York Mellon, London Branch, as trustee (the Trustee). Capitalized terms used but not otherwise defined herein, shall have the meaning assigned to such terms in the Indenture.

Pursuant to Sections 3.4 and 11.1 of the Indenture, the Issuer hereby provides notice of the following information relating to the partial redemption of some its Notes:

The redemption date shall be November 16, 2015 (the Redemption Date).

The record date shall be November 13, 2015 (the Record Date).

The Notes are to be redeemed according to paragraph 7(d) of each relevant Global Note, which prior to December 15, 2016, entitles the Issuer during each 12-month period commencing with the Issue Date to redeem up to 10% of the original principal amount of the Notes.

The Notes will be redeemed at a redemption price (the Redemption Price) of 103% of the principal amount of each Note to be redeemed plus accrued and unpaid interest on such Note up to, but excluding, the Redemption Date, and Additional Amounts, if any, in an amount of €106,093.40 for each €100,000 Note.

The redemption amount will be up to €43,000,000 and the Registrar will adjust the Global Notes such that the aggregate principal amount of Notes outstanding following the redemption will be €344,000,000.

The Notes to be redeemed will be selected in accordance with the applicable procedures of Euroclear and Clearstream, provided, however, that no Note of €100,000 in aggregate principal amount or less shall be redeemed in part.

Unless the Issuer defaults in making such redemption payment, interest and Additional Amounts, if any, on the Notes called for redemption shall cease to accrue on and after the Redemption Date and the only remaining right of the holders of such Notes is to receive payment of the Redemption Price upon surrender to the Principal Paying Agent of the Notes redeemed.

Payment of the Redemption Price will only be made upon presentation and surrender of the Notes to the Principal Paying Agent at the place set forth below:

Principal Paying Agent

The Bank of New York Mellon

One Canada Square

London E14 5AL

United Kingdom

Facsimile: +44 20 7964 2536

Attention: Corporate Trust Administration

The method of delivery is at the option and risk of the Holder. On the Redemption Date, the redemption payment will become due and payable.

* The Common Code and ISIN numbers are included solely for the convenience of the Holders. The Issuer is not responsible for the use or selection of these numbers, nor is any representation made as to the correctness or accuracy of such numbers printed on the Notes or as listed in this notice of redemption. Reliance may be placed only on other identification numbers printed on the Notes.

Issued by:	TVN Finance Corporation III AB (PUBL)

Dated:	October 16, 2015

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